Exhibit 24


POWER OF ATTORNEY

We, the undersigned directors of Iowa First Bancshares Corp. hereby severally constitute George A. Shepley and Kim Bartling, and each of them, our true and lawful attorneys with full power to them, and each of them, to sign for us and in our name, the capacities indicated below, the Annual Report on Form 10-K of Iowa First Bancshares Corp. for the fiscal year ended December 31, 2001, to be filed herewith and any amendments to said Annual Report, and generally do all such things in our name and behalf in our capacities as directors to enable Iowa First Bancshares Corp. to comply with the provisions of the Securities Exchange Act of 1934 as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or either of them, to said Annual Report on Form 10-K and any and all amendments thereto.

        Signature                Title                               Date
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/s/ Roy J. Carver, Jr.          Director                       February 21, 2002
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Roy J. Carver, Jr.

/s/ Larry L. Emmert             Director                       February 21, 2002
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Larry L. Emmert

/s/ Craig R. Foss               Director                       February 21, 2002
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Craig R. Foss

/s/ Donald R. Heckman           Director                       February 21, 2002
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Donald R. Heckman

/s/ David R. Housley            Director                       February 21, 2002
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David R. Housley

/s/ D. Scott Ingstad            Director                       February 21, 2002
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D. Scott Ingstad

/s/ Victor G. McAvoy            Director                       February 21, 2002
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Victor G. McAvoy

/s/ John "Jay" S. McKee         Director                       February 21, 2002
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John "Jay" S. McKee

/s/ Beverly J. White            Director                       February 21, 2002
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Beverly J. White